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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 31, 2000


                          PROVIDENCE ENERGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              RHODE ISLAND                                1-10032                                05-0389170
     (State or other jurisdiction of             (Commission File Number)                     (I.R.S. Employer
     incorporation or organization)                                                          Identification No.)

          100 WEYBOSSET STREET                                                                      02903
        PROVIDENCE, RHODE ISLAND                                                                 (Zip Code)
(Address of principal executive offices)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (401) 272-5040



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ITEM 5.  OTHER EVENTS

         Providence Energy Corporation ("Providence Energy") has consented to
Southern Union Company ("Southern Union") purchasing up to 4.9% of the outstanding shares of common stock of Providence Energy through open market purchases or in privately negotiated transactions. Providence Energy has consented to such purchases under the confidentiality agreement between Providence Energy and Southern Union, so long as its merger agreement with Southern Union has not been terminated, and subject to Southern Union's receipt of all necessary consents, compliance with applicable law and execution and delivery of a voting agreement and irrevocable proxy. Southern Union has received the Missouri Public Service Commission's approval of such purchases.
The voting agreement and irrevocable proxy requires Southern Union to vote all of its shares of Providence Energy common stock in favor of the approval of the merger agreement between Providence Energy and Southern Union and the transactions contemplated thereby. It also requires Southern Union to vote its shares of Providence Energy common stock on any other matter that is not inconsistent with the merger agreement and the transactions contemplated by it that may be submitted to a vote of shareholders in the same proportion as the votes cast by other Providence Energy shareholders

         Copies of Providence Energy's press release dated March 31, 2000 and its consent letter and the accompanying form of voting agreement and irrevocable proxy are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

   (c)  Exhibits.

            99.1     Press Release of Providence Energy dated March 31, 2000.

            99.2     Letter from Providence Energy to Southern Union dated
                     March 31, 2000 and form of voting agreement and irrevocable proxy attached as an exhibit thereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  Providence Energy Corporation



Dated:  April 3, 2000                             By:/s/ Kenneth W. Hogan
                                                     ---------------------------
                                                     Name:  Kenneth W. Hogan
                                                     Title: Vice President,
                                                            Chief Financial
                                                            Officer and
                                                            Treasurer


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                                  EXHIBIT INDEX



Exhibit No.                             Description

    99.1         Press Release of Providence Energy dated March 31, 2000.

    99.2         Letter from Providence Energy to Southern Union dated March 31,
                 2000 and form of voting agreement and irrevocable proxy attached as an exhibit thereto.